REGULATORY MATTERS	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Regulated Operations [Abstract]
REGULATORY MATTERS

 REGULATORY MATTERS

The Arizona Corporation Commission (ACC) and the Federal Energy Regulatory Commission (FERC) each regulate portions of the utility accounting practices and rates of TEP. The ACC regulates rates charged to retail customers, the siting of generation and transmission facilities, the issuance of securities, transactions with affiliated parties, and other utility matters. The ACC also enacts other regulations and policies that can affect business decisions and accounting practices. The FERC regulates terms and prices of transmission services and wholesale electricity sales.

COST RECOVERY MECHANISMS

Purchased Power and Fuel Adjustment Clause

The ACC adjusts TEP’s Purchased Power and Fuel Adjustment Clause (PPFAC) rate annually each April 1 for the subsequent 12-month period. The ACC approved rates of 0.50 cents per Kilowatt-hours (kWh) for the three months ended March 31, 2015 and 0.14 cents per kWh for the three months ended March 31, 2014. In March 2015, the ACC approved a PPFAC rate for TEP of 0.68 cents per kWh for the period April 2015 through March 2016.

In September 2011, a fire at the underground mine providing coal to San Juan Generating Station (San Juan) caused interruptions to mining operations and resulted in increased fuel costs. The 2013 TEP Rate Order required TEP to defer incremental fuel costs of $10 million from recovery under the PPFAC pending final resolution of an insurance claim by the San Juan Coal Company and distribution of insurance proceeds to San Juan participants. As of March 31, 2015, TEP has received insurance settlement proceeds of $8 million. The proceeds offset the deferred costs and are reflected in our cash flow statements as an other operating cash receipt. TEP expects to recover any remaining incremental fuel costs, not reimbursed by insurance, through its PPFAC.

Environmental Compliance Adjustor

The 2013 TEP Rate Order provided an Environmental Compliance Adjustor (ECA) to recover the return on and of qualified investments, including related operating expenses, to comply with environmental standards required by federal or other governmental agencies. The ECA rate of 0.0049 cents per kWh became effective on May 1, 2014. TEP recognized ECA revenues of less than $0.5 million in the first three months of 2015.

Energy Efficiency Standards

TEP is required to implement cost-effective Demand Side Management (DSM) programs to comply with the ACC’s Energy Efficiency (EE) Standards. The EE Standards provide for a DSM surcharge to recover, from retail customers, the costs to implement DSM programs as well as an annual performance incentive. In the first three months of 2015, TEP recorded an annual DSM performance incentive of $3 million related to savings realized in 2014 that is included in the Electric Retail Sales line item in the accompanying condensed consolidated statements of income.

Lost Fixed Cost Recovery Mechanism

The Lost Fixed Cost Recovery (LFCR) mechanism provides recovery of certain non-fuel costs that would go unrecovered due to lost retail kWh sales as a result of implementing ACC approved EE programs and distributed generation (DG) targets. TEP records a regulatory asset and recognizes LFCR revenues when the amounts are verifiable regardless of when the lost retail kWh sales occur. For recovery of the LFCR regulatory asset, TEP is required to file an annual LFCR adjustment request with the ACC for the LFCR revenues recognized in the prior year. The recovery is subject to a year-over-year cap of 1% of the company’s total retail revenues.

TEP recorded a regulatory asset and recognized LFCR revenues of $3 million and $5 million in the first three months of 2015 and 2014, respectively. LFCR revenues are included in the Electric Retail Sales in the accompanying condensed consolidated statements of income.

The ACC approved recovery of $5 million through the LFCR recovery mechanism effective August 2014 for the subsequent 12-month period.

REGULATORY ASSETS

TEP’s total regulatory assets, including current and noncurrent assets, increased $25 million at March 31, 2015 from December 31, 2014, primarily due to the reclassification of unamortized leasehold improvement costs upon expiration of the Springerville Unit 1 capital lease in January 2015 that relate to third-party ownership interests. These leasehold improvements, previously recorded in Plant in Service, represent investments TEP made through the end of the lease term to ensure that the Springerville facilities continued providing safe, reliable service to TEP’s customers. In its 2013 Rate Case, TEP requested and received ACC authorization to use a 10-year amortization period for leasehold improvements at Springerville Unit 1. TEP owns a 49.5% undivided interest in Springerville Unit 1.

REGULATORY MATTERS

The ACC and the FERC each regulate portions of the utility accounting practices and rates of TEP. The ACC regulates rates charged to retail customers, the siting of generation and transmission facilities, the issuance of securities, transactions with affiliated parties, and other utility matters. The ACC also enacts other regulations and policies that can affect business decisions and accounting practices. The FERC regulates terms and prices of transmission services and wholesale electricity sales.

2013 TEP RATE ORDER

The provisions of the 2013 TEP Rate Order, which were effective July 1, 2013, include, but are not limited to:

•	An annual increase in Base Rates of approximately $76 million.

•	A revision in depreciation rates from an average rate of 3.32% to 3.0% for generation and distribution plant regulated by the ACC, primarily due to revised estimates of asset removal costs, which has the effect of reducing depreciation expense by approximately $11 million annually.

•	A LFCR mechanism that allows TEP to recover certain non-fuel costs that would otherwise go unrecovered due to reduced retail kWh sales attributed to EE programs and DG. The LFCR rate adjusts annually and is subject to ACC review and a year-over-year cap of 1% of TEP’s total retail revenues.

•	An Environmental Compliance Adjustor (ECA) mechanism that allows TEP to recover the costs of complying with environmental standards required by federal or other governmental agencies between rate cases. The ECA adjusts annually to recover environmental compliance costs and is subject to ACC approval and a cap of 0.025 cents per kWh, which approximates 0.25% of TEP’s total retail revenues.

COST RECOVERY MECHANISMS

Purchased Power and Fuel Adjustment Clause

The PPFAC rate is adjusted annually each April 1st (unless otherwise approved by the ACC) and goes into effect for the subsequent 12-month period unless modified by the ACC. The PPFAC rate includes: 1) a forward component, under which TEP recovers or refunds differences between a) forecasted fuel, transmission, and purchased power costs for the upcoming calendar year and b) those embedded in the fuel rate and the current PPFAC rates; and 2) a true-up component, which reconciles differences between actual fuel, transmission, and purchased power costs and those recovered through the combination of the fuel rate and the forward component for the preceding 12-month period.

In April 2014, the ACC approved a PPFAC rate for TEP of 0.10 cents per kWh for the period May through September 2014 and 0.50 cents per kWh for the period October 2014 through March 2015. TEP’s PPFAC rate was 0.77 cents per kWh for the period of January 2013 through June 2013 and a credit of approximately 0.14 cents per kWh for the period July 2013 through April 2014.

San Juan Mine Fire Insurance Proceeds

In September 2011, a fire at the underground mine providing coal to San Juan Generating Station (San Juan) caused interruptions to mining operations and resulted in increased fuel costs. The 2013 TEP Rate Order required TEP to defer incremental fuel costs of $10 million from recovery under the PPFAC pending final resolution of an insurance claim by the San Juan Coal Company and distribution of insurance proceeds to San Juan participants. As of December 31, 2014, TEP has received insurance settlement proceeds of $8 million. The proceeds offset the deferred costs and are reflected in our cash flow statements as an other operating cash receipt. TEP expects to recover any remaining fuel costs, not reimbursed by insurance, through its PPFAC.

Environmental Compliance Adjustor

The 2013 TEP Rate Order provided for the ECA to recover costs associated with qualified investments to comply with environmental standards required by federal or other governmental agencies. The ECA rate of 0.0049 cents per kWh became effective on May 1, 2014. TEP recognized ECA revenues of less than $1 million in 2014.

Renewable Energy Standards

TEP is required to expand its use of renewable energy in order to meet the ACC’s Renewable Energy Standards (RES). TEP is authorized to recover costs associated with meeting the RES through a customer surcharge. These costs include purchases of RECs through Power Purchase Agreements (PPAs) and Performance Based Incentives (PBIs), as well as costs associated with utility-scale ownership of solar assets until the projects can be incorporated in Base Rates.

In December 2014, the ACC approved TEP’s 2015 RES plan that included a spending budget of $40 million with $33 million to be recovered through the RES surcharge. TEP earned returns on solar investments of less than $1 million in 2014 and $2 million in 2013.

Energy Efficiency Standards

TEP is required to implement cost-effective DSM programs to comply with the ACC’s EE Standards. The EE Standards provide for a DSM surcharge to recover, from retail customers, the costs to implement DSM programs as well as a performance incentive. For the year ended December 31, 2014, TEP recorded a DSM performance incentive of $2 million that is included in Electric Retail Revenue in the TEP income statement.

Lost Fixed Cost Recovery Mechanism

The LFCR mechanism provides recovery of certain non-fuel costs that would go unrecovered due to lost retail kWh sales as a result of implementing ACC approved EE programs and DG targets. For recovery of lost fixed costs, TEP is required to file an annual LFCR adjustment request with the ACC for costs related to the prior year, and recovery is subject to a year-over-year cap of 1% of the company’s total retail revenues.

The ACC approved TEP’s annual LFCR recovery request for lost fixed costs incurred in 2013 of approximately $5 million. The approved rates, of approximately 0.41% of retail revenue for EE and approximately 0.31% of retail revenue for DG, became effective August 2014.

TEP recorded, in Electric Retail Sales, LFCR revenues of $11 million for the year ended December 31, 2014 related to reductions in retail kWh sales for 2013 and 2014. We recognize LFCR revenue when verifiable regardless of when the lost retail kWh sales occur.

The following table summarizes regulatory assets and liabilities:

	December 31, 2014	December 31, 2013
	Millions of Dollars
Regulatory Assets-Current
Property Tax Deferrals(1)	$21	$20
PPFAC(2)	19	4
Derivative Instruments (Note 10)	15	1
LFCR and DSM(2)	8	3
San Juan Mine Fire Cost Deferral(2)	2	10
Other Current Regulatory Assets(3)	4	5

Total Regulatory Assets—Current	69	43

Regulatory Assets—Noncurrent
Pension and Other Retiree Benefits (Note 8)	126	75
Income Taxes Recoverable Through Future Rates(4)	31	22
PPFAC - Final Mine Reclamation and Retiree Health Care Costs(5)	29	25
Springerville Lease Purchase Commitment Deferrals(6)	16	2
Unamortized Loss on Reacquired Debt(7)	6	7
LFCR(2)	$4	$—
Tucson to Nogales Transmission Line(8)	4	5
Other Regulatory Assets(3)	7	5

Total Regulatory Assets—Noncurrent	223	141

Regulatory Liabilities—Current
RES(2)	(28)	(22)
DSM(2)	(6)	—
Fortis Merger Customer Credits(9)	(5)	—
Other Current Regulatory Liabilities	—	(2)

Total Regulatory Liabilities—Current	(39)	(24)

Regulatory Liabilities—Noncurrent
Net Cost of Removal for Interim Retirements(10)	(265)	(254)
Deferred Investment Tax Credits(11)	(25)	(4)
Income Taxes Payable through Future Rates(4)	(20)	(5)
Fortis Merger Customer Credits(9)	(11)	—

Total Regulatory Liabilities—Noncurrent	(321)	(263)

Total Net Regulatory Assets (Liabilities)	$(68)	$(103)

Regulatory assets are either being collected in Retail Rates or are expected to be collected through Retail Rates in a future period. With the exception of interest earned on under-recovered PPFAC costs, we do not earn a return on regulatory assets. Regulatory liabilities represent items that we either expect to pay to customers through billing reductions in future periods or plan to use for the purpose for which they were collected from customers.

(1)	Property Taxes are recovered over approximately a six months period as costs are paid, rather than as costs are accrued.
(2)	See Cost Recovery Mechanisms discussed above.
(3)	Other regulatory assets include self-insured medical costs and short-term disability costs recovered on a pay-as-you-go or cash basis; San Juan Coal Contract Amendment costs (recovery through 2017); rate case costs (recovery over three years); and environmental compliance costs (recovery over one year).
(4)	Income Taxes Recoverable through Future Revenues are amortized over the life of the assets. See Note 1 of Notes to Consolidated Financial Statements.
(5)	Final Mine Reclamation and Retiree Health Care Costs stem from TEP’s jointly-owned facilities at the San Juan Generating Station, the Four Corners Generating Station, and the Navajo Generating Station. TEP is required to recognize the present value of its liability associated with final mine reclamation and retiree health care obligations over the life of the coal supply agreements. TEP recorded a regulatory asset because TEP is permitted to fully recover these costs through the PPFAC when the costs are invoiced by the miners. TEP expects to recover these costs over the remaining life of the mines, which is estimated to be between 14 and 20 years.
(6)	TEP deferred the increase in lease interest expense relating to the purchase commitments for Springerville Unit 1 and the Springerville Coal Handling Facilities to a regulatory asset because TEP believes the full purchase price is recoverable in rate base. See Note 5 of Notes to Consolidated Financial Statements.
(7)	In accordance with FERC guidelines, when TEP refinances its long-term debt, TEP defers and amortizes losses on reacquired debt over the life of the debt agreement.
(8)	TEP will request recovery from FERC for the costs incurred to develop a high-voltage transmission line from Tucson to Nogales; the project is not going forward. See Note 6 of Notes to Consolidated Financial Statements
(9)	Fortis Merger Customer Credits represent credits to be applied to customers’ bills according to the Merger Agreement. These credits will be applied to customer bills each year, October through March for a period of five years. See Note 1 of Notes to Consolidated Financial Statements.
(10)	Net Cost of Removal for Interim Retirements represents amounts recovered through depreciation rates associated with asset retirement costs expected to be incurred in the future.
(11)	The Deferred Investment Tax Credit relates to federal energy credits generated in 2012 and is amortized over the tax life of the underlying asset.

IMPACTS OF REGULATORY ACCOUNTING

If we determine that we no longer meet the criteria for continued application of regulatory accounting, we would be required to write off our regulatory assets and liabilities related to those operations not meeting the regulatory accounting requirements. Discontinuation of regulatory accounting could have a material impact on our financial statements.